UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 13, 2011

Date of Report (Date of earliest event reported)

Transit Management Holding Corp.

(Exact Name of Registrant as Specified in Charter)

Colorado	000-53106	26-0812035
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3176 South Peoria Ct.
Aurora, Colorado
80014

 (Address of Principal Executive Offices)

 (303) 596-0566

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Transit Management Holding Corp. is filing this Amendment No. 2 to its Current Report on Form 8-K which was originally filed with the Securities and Exchange Commission on May 16, 2011, as amended on May 20, 2011, to include revised financial statements of the Company’s wholly-owned subsidiary, Green China Lighting Limited, a company organized under the laws of the British Virgin Islands and its operating company as of March 31, 2011.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1	Share Exchange Agreement, dated May 13, 2012 (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)

3.1(a)	Articles of Incorporation (incorporated by reference to the registrant’s Registration Statement on Form SB-2 filed February 1, 2008)

3.1(b)	Articles of Amendment (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)

3.2	Bylaws (incorporated by reference to the registrant’s Registration Statement on Form SB-2 filed February 1, 2008)

10.1	Labor Contract - Liu Chuanling (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)

10.2	Labor Contract - Liu Tianhui (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)

10.3	Labor Contract - Hao Dongyang (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)

10.4	Labor Contract - Zhu Jiangtu (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)

10.5	Labor Contract - Zheng Zhongbing (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)

10.6
Technical Service Agreement by and among Zhejiang Joinan Lighting Co., Ltd., Jiangshan Greenworld Photoelectricity Consulting Co., Ltd. and the Shareholders of Zhejiang Joinan Lighting Co., Ltd. (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)

10.7
Loan Agreement by and among the Shareholders of Zhejiang Joinan Lighting Co., Ltd. and Jiangshan Greenworld Photoelectricity Consulting Co., Ltd. (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)

10.8
Exclusive Purchase Option Agreement by and among Jiangshan Greenworld Photoelectricity Consulting Co., Ltd., Zhejiang Joinan Lighting Co., Ltd. and the Shareholders of Zhejiang Joinan Lighting Co., Ltd. (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)

10.9
Entrusted Management Service Agreement by and among Zhejiang Joinan Lighting Co., Ltd., Jiangshan Greenworld Photoelectricity Consulting Co., Ltd. and the Shareholders of Zhejiang Joinan Lighting Co., Ltd. (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)

10.10
Equity Pledge Agreement by and among the Shareholders of Zhejiang Joinan Lighting Co., Ltd., Jiangshan Greenworld Photoelectricity Consulting Co., Ltd. and Zhejiang Joinan Lighting Co., Ltd. (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)

10.11
Trust Agreement by and among Transit Management Holding Corp. and Theresa Krystofiak dated May 9, 2011 (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)

10.12	Indemnification Agreement by and between the Registrant and Chris Zueger (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)

21	List of Subsidiaries (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)

99.1
Green China Lighting Limited Audited Financial Statements for the years ended December 31, 2010 and 2009 (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)

99.2	Pro Forma Financial Statements (incorporated by reference from the Registrant’s Current Report on Form 8-K filed on May 16, 2011)

99.3	Green China Lighting Limited Unaudited Financial Statements for the three month periods ending March 31, 2011 and 2010*
______________
*Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSIT MANAGEMENT HOLDING CORP., a Colorado corporation

Dated: May 24, 2011	By:	/s/ Liu Chuanling
Liu Chuanling
Chief Executive Officer